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                                                         [VANGUARD SHIP LOGO/R/]



VANGUARD CONVERTIBLE SECURITIES FUND



SUPPLEMENT TO THE PROSPECTUS



IMPORTANT CHANGES TO VANGUARD CONVERTIBLE SECURITIES FUND

Vanguard Convertible Securities Fund (the Fund) is closed to new accounts, and current shareholders may not contribute to existing Fund accounts except as described in this supplement. There is no specific time frame for when the Fund will reopen or investment limitations will change.


Limits on Additional Investments

Current Convertible Securities Fund shareholders may invest up to $25,000 per year in the Fund. The $25,000 limit includes the total amount invested during any calendar year in each Fund account registered to the same primary Social Security or taxpayer identification number. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund's transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447.


(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                  PS82 062009